UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): June 25, 2008


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation                                            Identification No.)
 or organization)


       200 Vesey Street, World Financial Center
                  New York, New York                             10285
       ----------------------------------------               ----------
       (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

                                     None
              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [     ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
  [     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

  [     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

  [     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure.

On June 25, 2008, American Express Company (the "Company") issued a press release announcing that it has reached an agreement with MasterCard Inc. ("MasterCard") to drop MasterCard as a defendant in a lawsuit alleging that it had illegally blocked the Company from the bank-issued card business in the United States. The press release also contained a statement from Kenneth I. Chenault, Chairman and Chief Executive Officer of the Company, in which he commented on the agreement with MasterCard, as well as weakening business conditions and deteriorating credit indicators in the United States. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Exhibit

99.1     Press Release, dated June 25, 2008.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                       By /s/ Stephen P. Norman
                                          --------------------------
                                          Name:  Stephen P. Norman
                                          Title: Secretary

Date:   June 25, 2008

                        EXHIBIT INDEX

Item No.     Description
--------     --------------------------------------

99.1         Press Release, dated June 25, 2008.